UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Landcadia Holdings IV, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED AUGUST 14, 2023

LANDCADIA HOLDINGS IV, INC.
1510 West Loop South
Houston, Texas 77027

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2023

TO THE STOCKHOLDERS OF LANDCADIA HOLDINGS IV, INC.:

You are cordially invited to attend the special meeting of stockholders of Landcadia Holdings IV, Inc. (the “Company,” “we,” “us” or “our”), to be held at [●] a.m., Eastern Time, on [●], 2023. The special meeting will be held virtually, at https://www.cstproxy.com/[●]. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.	To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation, as amended (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from September 29, 2023 (the date which is 30 months from the closing date of the Company’s initial public offering (the “IPO”) of our units (the “units”) (such date, the “Current Outside Date”)) to March 24, 2024 (the date which is 36 months from the effective date of its IPO registration statement (such date, the “Extended Date”)) (the “Extension Amendment Proposal”);

2.	To amend (the “Redemption Limitation Amendment”) the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”);

3.	To amend (the “Founder Share Amendment”) the charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (the “founder shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (the “public shares” or “Class A common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”); and

4.	To approve the adjournment of the special meeting of stockholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension (the “Stockholder Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Stockholder Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/[●]. Please see “Questions and Answers about the Special Meetings —  How do I attend the special meetings, and will I be able to ask questions?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Founder Share Amendment Proposal and, if presented, “FOR” the Stockholder Adjournment Proposal.

The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination (a “business combination”). The Company’s prospectus for its IPO and its charter initially provided that the Company had until March 29, 2023 (or 24 months after the closing date of its IPO) to complete a business combination. On December 22, 2022, the Company’s stockholders approved an amendment to the charter to extend the time the Company has to complete a business combination to September 29, 2023 (the “Combination Period”). The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time within the Combination Period to complete a business combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to extend the Current Outside Date to the Extended Date, March 24, 2024.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) in order to consummate the Extension and the business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of the Nasdaq Stock Market (“Nasdaq”) following any stockholder redemptions in connection with the Extension.

The purpose of the Stockholder Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other proposals or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, will be required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Approval of the Stockholder Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting of stockholders.

As of the record date (as defined below), the Company’s founder shares represent approximately 90.2% of the Company’s outstanding common stock and 100% of the founder shares are held by TJF, LLC (“TJF”) and Jefferies US Holdings LLC (“JUSH”). Accordingly, TJF and JUSH will be able to approve each of the proposals presented at the special meeting of stockholders even if no public shares are voted in favor of such proposal. Approval of the Extension Amendment Proposal is a condition to implementing the Extension, approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal and the Stockholder Adjournment Proposal are not conditioned on the approval of any other proposal. In addition, unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

Our Board has fixed the close of business on [●], 2023 as the record date (the “record date”) for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting of stockholders and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting of stockholders will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

2

In connection with the Extension Amendment Proposal, if approved by the requisite vote of stockholders and the Extension Amendment is implemented by the Board, holders of public shares (the “public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether or how such public stockholders vote on the Extension Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting. The closing price of the Company’s Class A common stock on Nasdaq on [●], 2023, the record date of the special meeting, was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Stockholder Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Stockholder Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Company is also holding a special meeting of the holders of its public warrants (the “public warrantholders”) where our public warrantholders will be asked to consider and vote on a proposal, which we refer to as the “Warrant Amendment Proposal,” to approve an amendment to the Warrant Agreement, dated as of March 24, 2021 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide for the conversion, upon the consummation of a business combination, of all of the 12,500,000 outstanding public warrants into the right to receive $[●] per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants. If the Warrant Amendment Proposal is approved, the warrants issued in the private placement simultaneously with the Company’s IPO (the “private placement warrants” and together with the public warrants, the “warrants”) will be converted in the same manner as the public warrants. If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and/or the Company does not consummate a business combination by the date specified in the charter, our warrants will expire worthless. If the Extension Amendment Proposal is approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, then the warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

3

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Stockholder Adjournment Proposal are each advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Founder Share Amendment Proposal and, if presented, “FOR” the Stockholder Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Stockholder Adjournment Proposal and the special meeting of stockholders. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

On behalf of our board of directors, we would like to thank you for your support of Landcadia Holdings IV, Inc.

[●], 2023	By Order of the Board of Directors,

Tilman J. Fertitta, Co-Chairman and Chief Executive Officer	Richard Handler, Co-Chairman and President

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Stockholder Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/[●].

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON [●], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

4

LANDCADIA HOLDINGS IV, INC.
1510 West Loop South
Houston, Texas 77027

NOTICE OF SPECIAL MEETING OF PUBLIC WARRANTHOLDERS

TO BE HELD ON [●], 2023

TO THE PUBLIC WARRANTHOLDERS OF LANDCADIA HOLDINGS IV, INC.:

You are cordially invited to attend the special meeting of public warrantholders of Landcadia Holdings IV, Inc. (the “Company,” “we,” “us” or “our”), to be held at [●] a.m., Eastern Time, on [●], 2023. The special meeting will be held virtually, at https://www.cstproxy.com/[●]. At the special meeting, the public warrantholders will consider and vote upon the following proposals:

1.	To approve an amendment to the Warrant Agreement, dated as of March 24, 2021 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide for the conversion, upon the consummation of a business combination, of all of the 12,500,000 outstanding warrants (the “public warrants”) issued as part of the units (the “units”) in the Company’s initial public offering (the “IPO”) into the right to receive $[●] per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants (the “Warrant Amendment Proposal”); and

2.	To approve the adjournment of the special meeting of public warrantholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the Warrant Amendment Proposal or if we determine that additional time is necessary to approve the Warrant Amendment Proposal (the “Warrantholder Adjournment Proposal”).

If the Warrant Amendment Proposal is approved, the warrants issued in the private placement simultaneously with the Company’s IPO (the “private placement warrants” and together with the public warrants, the “warrants”) will be converted in the same manner as the public warrants.

The Company is also holding a special meeting of stockholders to consider and vote upon (a) a proposal to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation, as amended (our “charter”) to extend the date by which the Company must consummate a business combination (as defined herein) (the “Extension”) from September 29, 2023 (the date which is 30 months from the closing date of the Company’s IPO (such date, the “Current Outside Date”)) to March 24, 2024 (the date which is 36 months from the effective date of its IPO registration statement (such date, the “Extended Date”)) (the “Extension Amendment Proposal”); (b) a proposal to amend the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”); (c) a proposal to amend (the “Founder Share Amendment”) the charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (the “founder shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (the “public shares” or “Class A common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”); and (d) a proposal to approve the adjournment of the special meeting of stockholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension (the “Stockholder Adjournment Proposal”).

Given that a meaningful number of public shares have been and may be redeemed in connection with the Extension Amendment proposed at the special meeting of stockholders, the board of directors (the “Board”) believes that is in the Company’s best interest to eliminate the dilutive impact of the warrants. Otherwise, the Board believes that the number of shares underlying the warrants in proportion to the total capitalization would make the Company unattractive to potential target businesses and investors. The Board believes that, by eliminating the dilutive impact of the warrants, the Warrant Amendment Proposal will increase the Company’s opportunities and attractiveness to potential target businesses.

Our Board has fixed the close of business on [●], 2023 as the record date (the “record date”) for determining the Company’s public warrantholders entitled to receive notice of and vote at the special meeting of public warrantholders and any adjournment thereof. Only holders of record of the Company’s public warrants on that date are entitled to have their votes counted at the special meeting of public warrantholders or any adjournment thereof.

Under the terms of the Warrant Agreement, the affirmative vote of 50% of the Company’s outstanding public warrants will be required to approve the Warrant Amendment Proposal. Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the majority of the votes cast by public warrantholders represented in person (including virtually) or by proxy at the special meeting of public warrantholders.

If the Warrant Amendment Proposal is approved, TJF and JUSH, as holders of all of the outstanding private placement warrants, have agreed to provide their written consent to amend the Warrant Agreement to convert the private placement warrants in the same manner as the public warrants.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and/or the Company does not consummate a business combination by the date specified in the charter, our warrants will expire worthless. If the Extension Amendment Proposal is approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, then the warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

After careful consideration of all relevant factors, our Board has determined that the Warrant Amendment Proposal and, if presented, the Warrantholder Adjournment Proposal are each advisable and recommends that you vote or give instruction to vote “FOR” the Warrant Amendment Proposal and, if presented, “FOR” the Warrantholder Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Warrant Amendment Proposal, the Warrantholder Adjournment Proposal and the special meeting of public warrantholders. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your public warrants.

On behalf of our board of directors, we would like to thank you for your support of Landcadia Holdings IV, Inc.

Tilman J. Fertitta, Co-Chairman and Chief Executive Officer	Richard Handler, Co-Chairman and President

Your vote is important. If you are a public warrantholder of record, please sign, date and return your proxy card as soon as possible to make sure that your public warrants are represented at the special meeting. If you are a public warrantholder of record, you may also cast your vote virtually at the special meeting. If your public warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your public warrants, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Warrant Amendment Proposal, and an abstention will have the same effect as voting against the Warrant Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Warrant Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Public Warrantholders to be held on [●], 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/[●].

2

LANDCADIA HOLDINGS IV, INC.
1510 West Loop South
Houston, Texas 77027

PROXY STATEMENT FOR

THE SPECIAL MEETING OF STOCKHOLDERS AND

THE SPECIAL MEETING OF PUBLIC WARRANTHOLDERS

TO BE HELD ON [●], 2023

The special meeting of stockholders and the special meeting of public warrantholders of Landcadia Holdings IV, Inc. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at [●] a.m. and [●] a.m., Eastern Time, respectively, on [●], 2023. The special meetings will be held virtually, at https://www.cstproxy.com/[●].

At the special meeting of stockholders, the stockholders will consider and vote upon the following proposals:

1.	To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation, as amended (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from September 29, 2023 (the date which is 30 months from the closing date of the Company’s initial public offering (the “IPO”) of our units (the “units”) (such date, the “Current Outside Date”)) to March 24, 2024 (the date which is 36 months from the effective date of its IPO registration statement (such date, the “Extended Date”)) (the “Extension Amendment Proposal”);

2.	To amend (the “Redemption Limitation Amendment”) the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”);

3.	To amend (the “Founder Share Amendment”) the charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (the “founder shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (the “public shares” or “Class A common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”); and

4.	To approve the adjournment of the special meeting of stockholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension (the “Stockholder Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Stockholder Adjournment Proposal is more fully described herein. The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination (a “business combination”). The Company’s prospectus for its IPO and its charter initially provided that the Company had until March 29, 2023 (or 24 months after the closing date of its IPO) to complete a business combination. On December 22, 2022, the Company’s stockholders approved an amendment to the charter to extend the time the Company has to complete a business combination to September 29, 2023 (the “Combination Period”). The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time within the Combination Period to complete a business combination. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to extend the Current Outside Date to the Extended Date, March 24, 2024.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in order to consummate the Extension and the business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of the Nasdaq Stock Market (“Nasdaq”) following any stockholder redemptions in connection with the Extension.

The purpose of the Stockholder Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other proposals or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, will be required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Approval of the Stockholder Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting of stockholders.

As of the record date (as defined below), the Company’s founder shares represent approximately 90.2% of the Company’s outstanding common stock and 100% of the founder shares are held by TJF, LLC (“TJF”) and Jefferies US Holdings LLC (“JUSH”). Accordingly, TJF and JUSH will be able to approve each of the proposals presented at the special meeting of stockholders even if no public shares are voted in favor of such proposal. Approval of the Extension Amendment Proposal is a condition to implementing the Extension, approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal and the Stockholder Adjournment Proposal are not conditioned on the approval of any other proposal. In addition, unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

At the special meeting of public warrantholders, the public warrantholders will consider and vote upon the following proposals:

3.	To approve an amendment to the Warrant Agreement, dated as of March 24, 2021 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide for the conversion, upon the consummation of a business combination, of all of the 12,500,000 outstanding warrants (the “public warrants”) issued as part of the units in the Company’s IPO into the right to receive $[●] per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants (the “Warrant Amendment Proposal”); and

2

4.	To approve the adjournment of the special meeting of public warrantholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the Warrant Amendment Proposal or if we determine that additional time is necessary to approve the Warrant Amendment Proposal (the “Warrantholder Adjournment Proposal”).

If the Warrant Amendment Proposal is approved, the warrants issued in the private placement simultaneously with the Company’s IPO (the “private placement warrants” and together with the public warrants, the “warrants”) will be converted in the same manner as the public warrants.

Given that a meaningful number of public shares have been and may be redeemed in connection with the Extension Amendment proposed at the special meeting of stockholders, the Board believes that is in the Company’s best interest to eliminate the dilutive impact of the warrants. Otherwise, the Board believes that the number of shares underlying the warrants in proportion to the total capitalization would make the Company unattractive to potential target businesses and investors. The Board believes that, by eliminating the dilutive impact of the warrants, the Warrant Amendment Proposal will increase the Company’s opportunities and attractiveness to potential target businesses.

The purpose of the Warrantholder Adjournment Proposal is to allow the Company to adjourn the special meeting of public warrantholders to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Warrant Amendment Proposal.

Under the terms of the Warrant Agreement, the affirmative vote of 50% of the Company’s outstanding public warrants will be required to approve the Warrant Amendment Proposal. Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the majority of the votes cast by public warrantholders represented in person (including virtually) or by proxy at the special meeting of public warrantholders.

The special meetings will be completely virtual and will be conducted via live webcast. You will be able to attend and participate in the special meetings online by visiting https://www.cstproxy.com/[●]. Please see “Questions and Answers about the Special Meetings —  How do I attend the special meetings, and will I be able to ask questions?” for more information.

In connection with the Extension Amendment Proposal, if approved by the requisite vote of stockholders and the Extension Amendment is implemented by the Board, holders of public shares (the “public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether or how such public stockholders vote on the Extension Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal will be only a fraction of the $[●] (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting. The closing price of the Company’s Class A common stock on the Nasdaq Stock Market (“Nasdaq”) on [●], 2023, the record date of the special meeting, was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

3

The Stockholder Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting of stockholders to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Stockholder Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period. Further, if the Extension Amendment Proposal is approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, then the warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

TJF and Jefferies Financial Group, Inc. (“JFG” and collectively with TJF, our “Sponsors”), our officers and directors and JUSH have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with a stockholder vote to approve an amendment to the Company’s charter.

Our Sponsors have agreed that they will be jointly and severally liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked our Sponsors to reserve for such indemnification obligations, nor have we independently verified whether our Sponsors has sufficient funds to satisfy their indemnity obligations. Therefore, we cannot assure that our Sponsors would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

4

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension Amendment is implemented.

Our Board has fixed the close of business on [●], 2023 as the record date (the “record date”) for determining the Company stockholders and public warrantholders entitled to receive notice of and vote at the special meetings. Only holders of record of the Company’s common stock and public warrants, as applicable, at the close of business on the record date are entitled to have their votes counted at the special meetings or any adjournment thereof. On the record date, there were [1,357,537] outstanding shares of the Company’s Class A common stock and 12,500,000 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Stockholder Adjournment Proposal. The Company’s stockholders do not have voting rights in connection with either the Warrant Agreement Amendment or, if presented, the Warrantholder Adjournment Proposal. In addition, there were [12,500,000] outstanding public warrants on the record date entitled to vote on the Warrant Agreement Amendment and the Warrantholder Adjournment Proposal. The Company’s warrants do not have voting rights or redemption rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, or, if presented, the Stockholder Adjournment Proposal.

This proxy statement contains important information about the special meetings of stockholders and public warrantholders and the proposals. Please read it carefully and vote your shares at the special meeting of stockholders and vote your warrants at the special meeting or warrantholders.

This proxy statement is dated [●], 2023 and is first being mailed to stockholders and public warrantholders on or about [●], 2023.

5

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete a business combination;

•	the anticipated benefits of any business combination;

•	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our potential ability to obtain additional financing, if needed, to complete a business combination;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the United States Securities and Exchange Commission (the “SEC”) on April 25, 2023, our subsequent Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting of stockholders and public warrantholders, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. On March 29, 2021, the Company consummated its IPO of 1,357,537 units, each consisting of one share of Class A common stock and one-fourth of one redeemable public warrant, generating gross proceeds of $500,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 8,333,333 private placement warrants at a price of $1.50 per warrant in a private placement to our Sponsors, generating gross proceeds to the Company of $12,500,000.

Prior to the consummation of the IPO, on August 13, 2020, JFG purchased 100% of our membership interest for $1,000. On January 28, 2021, we were converted from a limited liability company to a corporation and issued 5,727,000 founder shares in lieu of membership rights to our member. Then on February 2, 2021, we completed a 1:1.25 stock split of all founder shares, resulting in total shares issued and outstanding of 7,187,500, all owned by JFG. On February 5, 2021, we issued 7,187,500 founder shares to TJF for $10,000. An aggregate of 1,875,000 founder shares were forfeited because the underwriters did not exercise their over-allotment option. On December 1, 2021, JFG contributed all 6,250,000 founder shares held by it to Jefferies Group LLC, a wholly owned subsidiary of JFG. Immediately thereafter, Jefferies Group LLC contributed all 6,250,000 founder shares to JUSH, a wholly owned subsidiary of Jefferies Group LLC. As of the record date, JUSH and TJF each owned 6,250,000 founder shares and 4,166,666 private placement warrants.

Following the closing of the IPO, a total of $500,000,000, comprised of $490,000,000 of the proceeds from the IPO (which amount includes $17,500,000 of the underwriters’ deferred discount) and $10,000,000 of the proceeds of the sale of the private placement warrants, was placed in the trust account, which was initially invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our taxes, the proceeds from the IPO and the sale of the private placement warrants will not be released from the trust account until the earliest of (i) the completion of our initial business combination, (ii) the redemption of our public shares if we are unable to complete our initial business combination within the time specified in our charter, subject to applicable law, and (iii) the redemption of our public shares properly submitted in connection with a stockholder vote to amend our charter to modify the substance or timing of our obligation to redeem 100% of our public shares if we have not consummated an initial business combination within the time specified in our charter or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity. As of the record date, the Company had approximately $[●] in the trust account.

The Company was unable to complete a qualifying business combination by time specified in our initial charter, or March 29, 2023, and on December 22, 2022, the Company’s stockholders approved an amendment to the charter to provide that the Company would have until September 29, 2023 to complete a business combination. In connection with such amendment, the Company provided its public stockholders the opportunity to have their public shares redeemed for a pro rata portion of the trust account and stockholders holding an aggregate of 48,642,463 public shares exercised their right to redeem their shares at a redemption price of approximately $10.12 per share. As a result, approximately $492.2 million was removed from the Company’s trust account.

Our Board has determined that the Company will not be able to complete a business combination within the Combination Period. Accordingly, our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete a business combination.

2

Further, given that a meaningful number of public shares have been and may be redeemed in connection with the Extension Amendment proposed at the special meeting of stockholders, the Board believes that is in the Company’s best interest to eliminate the dilutive impact of the warrants. Otherwise, the Board believes that the number of shares underlying the warrants in proportion to the total capitalization would make the Company unattractive to potential target businesses and investors. The Board believes that, by eliminating the dilutive impact of the warrants, the Warrant Amendment Proposal will increase the Company’s opportunities and attractiveness to potential target businesses.

What is being voted on?

The Company’s stockholders are being asked to vote on each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Stockholder Adjournment Proposal, at the special meeting of stockholders. Such proposals are described below:

1.	The Extension Amendment Proposal: To amend our charter to extend the date by which the Company must consummate a business combination from the Current Outside Date, September 29, 2023 (the date which is 30 months from the closing date of the IPO), to March 24, 2024 (the date which is 36 months from the effective date of its IPO registration statement);

2.	The Redemption Limitation Amendment Proposal: To amend our charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions;

3.	The Founder Share Amendment Proposal: To amend the charter to provide for the right of a holder of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder; and

4.	The Stockholder Adjournment Proposal: To approve the adjournment of the special meeting of stockholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension.

The Company’s public warrantholders are being asked to vote on each of the Warrant Amendment Proposal and, if presented, the Warrantholder Adjournment Proposal, at the special meeting of public warrantholders. Such proposals are described below:

1.	The Warrant Amendment Proposal: To approve an amendment to the Warrant Agreement to provide for the conversion, upon the consummation of a business combination, of all of the 12,500,000 outstanding public warrants into the right to receive $[●] per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants; and

2.	The Warrantholder Adjournment Proposal: To approve the adjournment of the special meeting of public warrantholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the Warrantholder Amendment Proposal.

What are the purposes of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Stockholder Adjournment Proposal?

The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination.

3

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Extension and the business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of Nasdaq following any stockholder redemptions in connection with the Extension.

The purpose of the Stockholder Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal is a condition to implementing the Extension, approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal and the Stockholder Adjournment Proposal are not conditioned on the approval of any other proposal. In addition, unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

If the Extension Amendment is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating the business combination on or before the Extended Date. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal and the amount remaining in the trust account will be only a fraction of the $[●] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefore, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

4

The Stockholder Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

Our Sponsors, officers and directors and JUSH have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with a stockholder vote to approve an amendment to the charter.

Why is the Company proposing the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Stockholder Adjournment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated within the Combination Period. Our Board currently believes that there will not be sufficient time for the Company to complete a business combination by the Current Outside Date, September 29, 2023. Accordingly, the Company has determined to seek stockholder approval to extend the Current Outside Date to the Extended Date, March 24, 2024.

The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Extension and the business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of Nasdaq following any stockholder redemptions in connection with the Extension.

The purpose of the Stockholder Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other proposals, or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our Board is proposing the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if necessary, the Stockholder Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Extension Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which the Board believes in the best interests of the stockholders.

5

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why Should I vote for the Redemption Limitation Amendment Proposal?

Our Board believes that our stockholders will benefit from eliminating the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Extension and a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limitation Amendment Proposal) such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, we would be unable to consummate the business combination.

Our Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Why should I vote for the Founder Share Amendment Proposal?

Our Board believes that our stockholders will benefit from providing the ability to convert the founder shares at any time prior to a business combination. This flexibility may aid the Company in retaining investors and meeting Nasdaq continued listing requirements necessary to continue to pursue a business combination.

Our Board recommends that you vote in favor of the Founder Share Amendment Proposal.

Why should I vote for the Stockholder Adjournment Proposal?

If the Stockholder Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

Our Board recommends that you vote in favor of the Stockholder Adjournment Proposal.

How do the Company insiders intend to vote their shares?

Our Sponsors, officers and directors and JUSH are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Redemption Limitation Proposal, the Founder Share Amendment Proposal and, if presented, in favor of the Stockholder Adjournment Proposal.

Our Sponsors, officers and directors and JUSH are not entitled to redeem the founder shares or any public shares held by them. On the record date, our Sponsors, officers and directors and JUSH beneficially owned, and were entitled to vote, an aggregate of 12,500,000 founder shares, which represents approximately 90.2% of the Company’s issued and outstanding common stock.

6

In addition, the Sponsors, directors, officers and JUSH, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting of stockholders, although they are under no obligation to do so. Such public shares purchased by the Company, the Sponsors, the directors, officers, JUSH or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[●] per share and (b) would not be (i) voted by the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates at the special meeting of stockholders or (ii) redeemable by the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates. Any such purchases that are completed after the record date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals to be voted upon at the special meeting of stockholders and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting of stockholders are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals to be voted upon at the special meeting of stockholders and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals to be voted upon at the special meeting of stockholders. None of the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Redemption Proposal and, if presented, for the Stockholder Adjournment Proposal at the special meeting of stockholders?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Stockholder Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Founder Share Amendment Proposal and, if presented, “FOR” the Stockholder Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date. As of the record date, the Company’s founder shares represent approximately 90.2% of the Company’s outstanding common stock and 100% of the founder shares are held by TJF and JUSH. Accordingly, TJF and JUSH will be able to approve each of the proposals presented at the special meeting of stockholders even if no public shares are voted in favor of such proposal.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension, the Redemption Limitation and the Founder Share Amendment. Approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Redemption Limitation. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Amendment Proposal is not approved. In addition, unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.

7

What vote is required to adopt the Founder Share Amendment Proposal?

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Amendment Proposal is not approved. As of the record date, the Company’s founder shares represent approximately 90.2% of the Company’s outstanding common stock and 100% of the founder shares are held by TJF and JUSH. Accordingly, TJF and JUSH will be able to approve the Founder Share Amendment Proposal even if no public shares are voted in favor of such proposal. Approval of the Extension Amendment Proposal is a condition to implementing the Founder Share Amendment. Additionally, the Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal.

What vote is required to adopt the Stockholder Adjournment Proposal?

If presented, the Stockholder Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting of stockholders.

What if I don’t want to vote for the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and/or for the Stockholder Adjournment Proposal?

If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal to be approved, you must abstain, not vote, or vote against these proposals. If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

If you do not want the Stockholder Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Stockholder Adjournment Proposal.

Will you seek any further extensions to consummate a business combination?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future.

What happens if I sell my public shares, public warrants or units before the special meetings?

The [●], 2023 record date is earlier than the date of the special meetings. If you transfer your public shares or public warrants, including those shares or public warrants held as a constituent part of our units, after the record date but before the respective special meeting, unless the transferee obtains from you a proxy to vote those shares or public warrants, as applicable, you will retain your right to vote at the special meeting. If you transferred your public shares or public warrants prior to the record date, you will have no right to vote those securities at the special meetings. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

Why is the Company proposing the Warrant Amendment Proposal and the Warrantholder Adjournment Proposal?

The Company is asking our public warrantholders to consider and vote on a proposal to approve an amendment to the Warrant Agreement to provide for the conversion, upon the consummation of a business combination, of all of the 12,500,000 outstanding public warrants into the right to receive $[●] per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants. If the Warrant Amendment Proposal is approved, TJF and JUSH, as holders of all of the outstanding private placement warrants, have agreed to provide their written consent to amend the Warrant Agreement to convert the private placement warrants in the same manner as the public warrants.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and/or the Company does not consummate a business combination by the date specified in the charter, our warrants will expire worthless. If the Extension Amendment Proposal is approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, then the warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

8

The purpose of the Warrantholder Adjournment Proposal is to allow the Company to adjourn the special meeting of public warrantholders to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Warrant Amendment Proposal.

What vote is required to adopt the Warrant Amendment Proposal?

Under the terms of the Warrant Agreement, the affirmative vote of 50% of the Company’s outstanding public warrants will be required to approve the Warrant Amendment Proposal.

What vote is required to adopt the Warrantholder Adjournment Proposal?

If presented, the Warrantholder Adjournment Proposal requires the affirmative vote of the majority of the votes cast by public warrantholders represented in person (including virtually) or by proxy at the special meeting of public warrantholders.

What happens if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Founder Share Amendment Proposal are not approved or if the Extension Amendment is approved but not implemented?

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension or a business combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsors may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the Sponsor will not be permitted to convert its shares of Class B common stock into shares of Class A common stock before the completion of our initial business combination.

Our Sponsors, officers and directors and JUSH have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with a stockholder vote to approve an amendment to our charter. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal are approved and implemented, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and the Company will continue to attempt to consummate a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A common stock, and public warrants will remain publicly traded.

9

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our TJF and JUSH through the founder shares.

Further, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, but the Warrant Amendment Proposal is not approved by the public warrantholders, then the warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO registration statement or that has not completed its initial business combination within 24 months after such date. The funds in the trust account have, since our IPO, been held only in cash or in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more interest-bearing bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our trust account, we may receive less interest on the funds held in the trust account, which could reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase as much as they would have pursuant to the original trust account investments following the liquidation. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, we instructed Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we may receive less interest on the funds held in the trust account, which may reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.”

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

10

When and where are the special meetings?

The special meeting of stockholders and special meeting of public warrantholders will be held at [●] a.m. and [●] a.m., Eastern Time, respectively, on [●], 2023, in virtual format at https://www.cstproxy.com/[●]. The special meetings will be held in virtual meeting format only. You will not be able to attend the special meetings physically.

How do I attend the special meetings, and will I be able to ask questions?

If you are a registered stockholder or public warrantholder, as applicable, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the applicable virtual special meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meetings starting [●], 2023 at [●] a.m. Eastern Time (five business days prior to the date of the special meetings). Enter the URL address into your browser https://www.cstproxy.com/[●], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the applicable special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the applicable special meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. The transfer agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the applicable special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1 (800) 450-7155, within the U.S. and Canada, or +1 (857) 999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [●]. This is listen only, you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock or public warrants, including those shares or public warrants held as a constituent part of our units, you may vote virtually at the applicable special meeting or by submitting a proxy for such special meeting. Whether or not you plan to attend the special meetings virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the applicable special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock or public warrants, including those shares or public warrants held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the applicable securities in your account. You are also invited to attend the applicable special meeting. However, since you are not the holder of record, you may not vote your shares or public warrants, as applicable, virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your securities and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the applicable special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1510 West Loop South, Houston, Texas 77027, Attn: Corporate Secretary.

11

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meetings, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for proposals presented at the special meetings.

Because approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal require the affirmative vote of the stockholders holding at least 65% of the public shares and founder shares outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Because approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class, abstentions and broker non-votes will have the same effect as votes against the Founder Share Amendment Proposal.

Approval of the Stockholder Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting of stockholders. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Stockholder Adjournment Proposal.

As of the record date, the Company’s founder shares represent approximately 90.2% of the Company’s outstanding common stock and 100% of the founder shares are held by TJF and JUSH. Accordingly, TJF and JUSH will be able to approve each of the proposals presented at the special meeting of stockholders even if no public shares are voted in favor of such proposal.

Under the terms of the Warrant Agreement, the affirmative vote of 50% of the Company’s outstanding public warrants will be required to approve the Warrant Amendment Proposal. Accordingly, a public warrantholder’s failure to vote by proxy or to vote in person at the special meeting of public warrantholders, an abstention from voting or a broker non-vote will have the same effect as a vote “AGAINST” the Warrant Amendment Proposal.

Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the majority of the votes cast by public warrantholders represented in person (including virtually) or by proxy at the special meeting of public warrantholders. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Warrantholder Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares or public warrants held in street name, such banks and brokers have the discretion to vote on routine matters, such as the Stockholder Adjournment Proposal and Warrantholder Adjournment Proposal, but not on non-routine matters. The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Warrant Amendment Proposal are non-routine matters.

Your broker can vote your shares or public warrants with respect to the proposals only if you provide instructions on how to vote. You should instruct your broker to vote your securities. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares and public warrants will be treated as broker non-votes with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Redemption Proposal and the Warrant Amendment Proposal, as applicable. Broker non-votes will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Warrant Amendment Proposal. However, since the Stockholder Adjournment Proposal and Warrant Adjournment Proposal are considered routine matters, brokers will be able to vote on these proposals absent instructions, and thus there should be no broker non-votes with respect to the Stockholder Adjournment Proposal or the Warrant Adjournment Proposal, as applicable.

What is a quorum requirement?

A quorum of stockholders and public warrantholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock and public warrantholders, as applicable, on the record date, including those shares and public warrantholders held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

12

Your securities will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the applicable special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting of stockholders, [6,928,767] shares of our common stock would be required to achieve a quorum. As of the record date for the special meeting of public warrantholders, [6,250,001] public warrants would be required to achieve a quorum.

Who can vote at the special meeting of stockholders?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on [●], 2023 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, [1,357,533] public shares and [12,500,000] founder shares were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Who can vote at the special meeting of public warrantholders?

Only holders of record of the Company’s public warrants, including those public warrants held as a constituent part of our units, at the close of business on [●], 2023 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 12,500,000 public warrants were outstanding and entitled to vote.

Warrantholder of Record: Public Warrants Registered in Your Name.   If on the record date your public warrants or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a warrantholder of record. As a warrantholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Warrants Registered in the Name of a Broker or Bank.   If on the record date your public warrant or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of public warrants held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the public warrants in your account. You are also invited to attend the special meeting virtually. However, since you are not the public warrantholder of record, you may not vote your public warrants virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Holders of private placement warrants are not entitled to vote on the proposals presented to public warrantholders at the special meeting of public warrantholders. If the Warrant Amendment Proposal is approved, TJF and JUSH, as holders of all of the outstanding private placement warrants, have agreed to provide their written consent to amend the Warrant Agreement to convert the private placement warrants in the same manner as the public warrants.

What interests do the Company’s directors and executive officers have in the approval of the proposals presented at the special meeting of stockholders?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and private placement warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Executive Officers.”

13

What if I object to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and/or the Stockholder Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, or, if presented, the Stockholder Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented?

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

What happens to the Company warrants if the Extension Amendment Proposal and the Warrant Amendment Proposal are approved?

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. If the Warrant Amendment Proposal is approved, the warrants will remain outstanding in accordance with their terms and, upon the consummation of a business combination, all of the public warrants will be converted into the right to receive $[●] per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company. In addition, the private placement warrants will be converted in the same manner as the public warrants.

How do I redeem my public shares?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension Amendment Proposal, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved and the Extension Amendment is implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

14

(ii) prior to 5:00 p.m. Eastern Time, on [●], 2023 (two business days prior to the scheduled vote at the special meeting of stockholders), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so.

Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on [●], 2023 (two business days before scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, or the Extension Amendment Proposal is approved but the Extension Amendment is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be implemented. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

15

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares or public warrants are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares or public warrants. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock and public warrants, as applicable.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting of public warrantholders. The Company has agreed to pay Morrow a fee of $[●]. The Company will also reimburse Morrow for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The Company did not engage a proxy solicitor to assist in the solicitation of proxies for the special meeting of stockholders.

Where do I find the voting results of the special meetings?

We will announce preliminary voting results at the special meetings. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meetings.

Who can help answer my questions?

If you have questions about the proposals presented at the special meeting of public warrantholders or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: LCA.info@investor.morrowsodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to Continental Stock Transfer & Trust Company, our transfer agent, at the address below prior to 5:00 p.m. Eastern Time, on [●], 2023 (two business days prior to the scheduled vote at the special meeting of stockholders). If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor

New York, New York 10004
E-mail: spacredemptions@continentalstock.com

16

RISK FACTORS

You should consider carefully all of the risks described in our (i) final prospectus for our IPO, (ii) Annual Report on Form 10-K filed with the SEC on April 25, 2023, (iii) subsequent Quarterly Report on Form 10-Q, as filed with the SEC, and (iv) other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem their shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a new 1% U.S. federal excise tax on certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations (each, a “covered corporation”) (the “Excise Tax”). Because we are a Delaware corporation and our securities are traded on Nasdaq, we are a “covered corporation” within the meaning of the IR Act. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax.

On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) published Notice 2023-2, which provided clarification on some aspects of the application of the Excise Tax, including with respect to some transactions in which SPACs typically engage. In the notice, the Treasury appears to have intended to exempt from the Excise Tax any distributions by a covered corporation in the same year it completely liquidates, which may include those that occur in connection with redemptions, but such guidance is far from clear. Consequently, a substantial risk remains that any redemptions by us, including those made in connection with the Extension, would be subject to the Excise Tax, including in circumstances where we either engage in a business combination in 2023 in which we do not issue shares sufficient to offset our redemptions in 2023 or we liquidate later in 2023.

Because the application of the Excise Tax is not entirely clear, any repurchase effected by us, including any redemptions treated as repurchases in connection with the Extension, the initial business combination or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax on a redemption of public shares or other stock issued by us would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock in connection with our initial business combination, an extension or otherwise (iii) the structure of the initial business combination, (iv) the nature and amount of any “PIPE” or other equity issuances by us (whether in connection with the initial business combination or otherwise) within the same taxable year of a redemption treated as a repurchase of stock, and (v) the content of forthcoming regulations and other guidance from the U.S. Department of the Treasury. The Excise Tax would be payable by us, and not by the redeeming holder, and the mechanics of any required reporting and payment of the Excise Tax have not yet been determined. The imposition of the Excise Tax could cause a reduction in the cash available on hand to complete an initial business combination or for effecting redemptions and may affect our ability to complete an initial business combination. In addition, the Excise Tax may make a transaction with us less appealing to potential business combination targets, and thus potentially hinder our ability to enter into and consummate an initial business combination, particularly an initial business combination in which substantial PIPE issuances are not contemplated. We are not permitted to use the trust account proceeds or the interest earned thereon to pay any Excise Tax or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any Excise Tax imposed under the IR Act on any redemptions or stock buybacks by us.

17

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, we instructed Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we may receive less interest on the funds held in the trust account, which may reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in March 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 24 months after the effective date of our IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the trust account have, since our IPO, been held only in cash or in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more interest-bearing bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our trust account, we may receive less interest on the funds held in the trust account, which could reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase as much as they would have pursuant to the original trust account investments following the liquidation.

18

THE SPECIAL MEETING OF STOCKHOLDERS

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [●] a.m., Eastern Time, on [●], 2023. The special meeting will be held virtually, at https://www.cstproxy.com/[●]. At the special meeting, the stockholders will consider and vote upon the following proposals:

•	The Extension Amendment Proposal: To amend our charter to extend the date by which the Company must consummate a business combination from the Current Outside Date, September 29, 2023 (the date which is 30 months from the closing date of the IPO) to the Extended Outside Date, March 24, 2024 (the date which is 36 months from the effective date of its IPO registration statement);

•	The Redemption Limitation Amendment Proposal: To amend our charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions;

•	The Founder Share Amendment Proposal: To amend the charter to provide for the right of a holder of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder; and

•	The Stockholder Adjournment Proposal: To approve the adjournment of the special meeting of stockholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the record date that are (i) entitled to vote at the special meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the presiding officer of the special meeting has the power to adjourn the special meeting. As of the record date for the special meeting, 6,928,769 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on [●], 2023, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were [13,857,537] outstanding shares of common stock, each of which entitles its holder to cast one vote per proposal.

Votes Required

Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Approval of the Stockholder Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting of stockholders.

19

As of the record date, the Company’s founder shares represent approximately 90.2% of the Company’s outstanding common stock and 100% of the founder shares are held by TJF and JUSH. Accordingly, TJF and JUSH will be able to approve each of the proposals presented at the special meeting of stockholders even if no public shares are voted in favor of such proposal. Approval of the Extension Amendment Proposal is a condition to implementing the Extension, approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal and the Stockholder Adjournment Proposal are not conditioned on the approval of any other proposal. In addition, unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, the Redemption Limitation Proposal and the Founder Share Amendment Proposal. Broker non-votes will also have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, the Redemption Limitation Proposal and the Founder Share Amendment Proposal.

If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that, if the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

If you do not want the Stockholder Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Stockholder Adjournment Proposal. Since the Stockholder Adjournment Proposal is considered a routine matter, brokers will be entitled to vote on the Stockholder Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Stockholder Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Richard H. Liem and Steven L. Scheinthal to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

20

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and/or the Stockholder Adjournment Proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Founder Share Amendment Proposal and, if presented, “FOR” the Stockholder Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company’s Corporate Secretary, at Landcadia Holdings IV, Inc., 1510 West Loop South, Houston, Texas 77027, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must provide a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The Company did not engage a proxy solicitor to assist in the solicitation of proxies for the special meeting of stockholders.

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting of Stockholders and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1510 West Loop South, Houston, Texas 77027. Our telephone number at such address is (713) 850-1010.

21

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment

The Company’s prospectus for its IPO and its charter initially provided that the Company had until March 29, 2023 (or 24 months after the closing date of its IPO) to complete a business combination. On December 22, 2022, the Company’s stockholders approved an amendment to the charter to extend the time the Company has to complete a business combination to September 29, 2023, or the Combination Period. The Company’s Board currently believes that there will not be sufficient time within the Combination Period to complete a business combination. Accordingly, the Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date, March 24, 2024.

The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company has not consummated a business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The charter provides that the Company has until the Current Outside Date, September 29, 2023, to complete a business combination. The sole purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination by the Current Outside Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Outside Date to the Extended Date, March 24, 2024. The Company and its officers and directors agreed that they would not seek to amend the charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved or if the Extension Amendment is Approved but Not Implemented

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

22

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. The Company will pay the costs of liquidation from up to $100,000 of interest on the trust account and its remaining assets outside of the trust account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, public shares and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account will be only a fraction of the $[●] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions or repurchases of our public shares would cause us to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

Further, if the Extension Amendment Proposal is approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, then the warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, unless the Redemption Limitation Amendment Proposal is approved, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, and the Extension Amendment is implemented, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

23

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON [●], 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved and the Extension Amendment is implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m. Eastern Time, on [●], 2023 (two business days prior to the scheduled vote at the special meeting of stockholders), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so.

Public stockholders may elect to redeem all or a portion of their public shares, whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, or the Extension Amendment Proposal is approved, but the Extension Amendment is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be implemented. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the implementation of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

24

If properly demanded, and the Extension Amendment is implemented, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $[●] per share. The closing price of the common stock on Nasdaq on [●], 2023, the record date, was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on [●], 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the Extension Amendment is implemented.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the 12,500,000 founder shares held by TJF and JUSH, which were acquired by the Sponsors directly from the Company for an aggregate investment of $11,000, or approximately $0.0001 per share, will be worthless (as the Sponsors, officers and directors and JUSH have waived liquidation rights with respect to such shares). Such shares, if unrestricted and freely tradable, would have an aggregate market value of approximately $[●] based on the closing price of $[●] per public share on Nasdaq on [●], 2023 (the record date);

•	If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the 8,333,333 private placement warrants held by TJF and JUSH, which were purchased by our Sponsors for an aggregate investment of $12,500,000, or $1.50 per warrant, will be worthless, as they will expire. Such private placement warrants, if unrestricted and freely tradable, would have an aggregate market value of $[●] based on the closing price of $[●] per public warrant on Nasdaq on [●], 2023 (the record date);

•	If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, in accordance with our charter, the Company will only repay TJF and JUSH the principal outstanding under the A&R Convertible Notes (as defined below) using funds, if any, held outside the trust account, and any value associated with the option to convert up to an aggregate amount of $1,500,000 into private placement-equivalent warrants, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO, will be worthless. As of June 30, 2023, the Company had borrowed $986,856 from each of TJF and JUSH, or $1,973,712 in the aggregate, under the A&R Convertible Notes;

25

•	Excluding the A&R Convertible Notes, even if the trading price of the public shares were as low as $1.01 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by the Sponsors. As a result, if a business combination is completed, the Sponsors and JUSH are likely to be able to make a substantial profit on their investment in us even at a time when the public shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company liquidates without completing its initial business combination within the Combination Period, the Sponsors and JUSH will lose their entire investment in us.

•	Richard Handler, our Co-Chairman and President, is also the Chief Executive Officer and director of JFG and chairman of the board of directors, Chief Executive Officer and President of JFG’s largest subsidiary, Jefferies Group LLC and its largest subsidiary, Jefferies LLC. Jefferies LLC, the sole underwriter of our IPO, and a wholly-owned direct subsidiary of Jefferies Group LLC, a wholly-owned direct subsidiary of JFG, will be entitled to receive a deferred underwriting commission of $17,500,000 if the Company consummates a business combination. If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination within the Combination Period, Jefferies LLC will not be entitled to this fee.

•	Our Sponsors, officers and directors and JUSH have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the Extension Amendment Proposal. In addition, our Sponsors, officers and directors and JUSH have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete a business combination within the Combination Period. There will be no redemption rights or liquidating distributions with respect to the private placement warrants or public warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

•	In order to protect the amounts held in the trust account, our Sponsors have agreed that they will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•	All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some are expected to continue to serve following a business combination and receive compensation thereafter; and

•	The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, our Sponsors, officers and directors and JUSH may have additional interests as will be described in the proxy statement for the business combination.

26

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if the number of redemptions of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following implementation of the Extension Amendment.

If the Extension Amendment Proposal is not approved or if the Extension Amendment is approved but not implemented and the Company does not consummate a business combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

Our Sponsors, JUSH and all of the Company’s directors and executive officers are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. As of the record date, the Company’s founder shares represent approximately 90.2% of the Company’s outstanding common stock and 100% of the founder shares are held by TJF and JUSH. Accordingly, TJF and JUSH will be able to approve the Extension Amendment Proposal even if no public shares are voted in favor of such proposal.

27

In addition, the Company’s Sponsors, directors, officers and JUSH, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company, the Sponsors, the directors, officers, JUSH or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[●] per share and (b) would not be (i) voted by the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates at the special meeting or (ii) redeemable by the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals to be voted upon at the special meeting of stockholders and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting of stockholders are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals to be voted upon at the special meeting of stockholders and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below the per-share pro rata portion of the trust account. None of the Company, the Sponsors, the directors, officers or JUSH or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals.

28

THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension and the Redemption Limitation. Approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Redemption Limitation. A copy of the proposed amendments to the charter is attached to this proxy statement in Annex A.

Reasons for the Redemption Limitation Amendment Proposal

Our Board believes the opportunity to consummate a business combination is in the best interests of the Company and its stockholders.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension or a business combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsors may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the charter would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Redemption Limitation Amendment Proposal. As of the record date, the Company’s founder shares represent approximately 90.2% of the Company’s outstanding common stock and 100% of the founder shares are held by TJF and JUSH. Accordingly, TJF and JUSH will be able to approve the Redemption Limitation Amendment Proposal even if no public shares are voted in favor of such proposal. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Amendment Proposal is not approved. Approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation Amendment will not be implemented.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Redemption Limitation Amendment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Executive Officers” for a further discussion.

29

THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to allow the Company to convert the founder shares to Class A Common Stock for a one-for-one basis at any point prior to the business combination at the option of the holder.

Upon conversion of the founder shares to Class A Common Stock, such Class A Stock Common converted from founder shares shall not be entitled to receive funds from the trust account through redemptions or otherwise.

A copy of the proposed amendments to the charter is attached to this proxy statement as Annex A.

Reasons for the Founder Share Amendment Proposal

The Company’s charter provides that the holders of Class B common stock can convert their shares of Class B common stock to Class A common stock upon the consummation of a business combination on a one-to-one basis at the option of the holder. The purpose of the Founder Share Amendment Proposal is to allow conversion of the founder shares at any time prior to a business combination. This flexibility may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue an initial business combination.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Founder Share Amendment. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Amendment Proposal is not approved. Approval of the Founder Share Amendment Proposal is a condition to the implementation of the Founder Share Amendment. If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the Sponsor will not be permitted to convert its shares of Class B common stock into shares of Class A common stock before the completion of our initial business combination.

As of the record date, the Company’s founder shares represent approximately 90.2% of the Company’s outstanding common stock and 100% of the founder shares are held by TJF and JUSH. Accordingly, TJF and JUSH will be able to approve the Founder Share Amendment Proposal even if no public shares are voted in favor of such proposal. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Founder Share Amendment.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Executive Officers” for a further discussion.

30

THE STOCKHOLDER ADJOURNMENT PROPOSAL

Overview

The Stockholder Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting of stockholders to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other proposals. The Stockholder Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, or if we determine that additional time is necessary to effectuate the Extension.

Consequences if the Stockholder Adjournment Proposal is Not Approved

If the Stockholder Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Required Vote

The approval of the Stockholder Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Stockholder Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Stockholder Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Stockholder Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Stockholder Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE STOCKHOLDER ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Executive Officers” for a further discussion.

31

THE SPECIAL MEETING OF PUBLIC WARRANTHOLDERS

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [●] a.m., Eastern Time, on [●], 2023. The special meeting will be held virtually, at https://www.cstproxy.com/[●]. At the special meeting, the public warrantholders will consider and vote upon the following proposals:

•	The Warrant Amendment Proposal: To approve an amendment to the Warrant Agreement to provide for the conversion, upon the consummation of a business combination, of all of the 12,500,000 outstanding public warrants into the right to receive $[●] per public warrant, payable in cash or shares of the Company’s common stock, at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants; and

•	The Warrantholder Adjournment Proposal: To approve the adjournment of the special meeting of public warrantholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Warrantholder Amendment Proposal.

Quorum

A quorum of public warrantholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the votes that could be cast by the holders of all outstanding public warrants entitled to vote at the special meeting are presented in person (including virtually) or represented by proxy at the special meeting. Your public warrants will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the presiding officer of the special meeting has the power to adjourn the special meeting. As of the record date for the special meeting, 6,250,001 public warrants would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our public warrants, including as a constituent part of a unit, at the close of business on [●], 2023, the record date for the special meeting. You will have one vote per proposal for each public warrant you owned at that time. Holders of our private placement warrants are not entitled to vote on the proposals presented to public warrantholders at the special meeting of public warrantholders.

At the close of business on the record date, there were 12,500,000 outstanding public warrants, each of which entitles its holder to cast one vote per proposal.

Holders of private placement warrants are not entitled to vote on the proposals presented to public warrantholders at the special meeting of public warrantholders. If the Warrant Amendment Proposal is approved, TJF and JUSH, as holders of all of the outstanding private placement warrants, have agreed to provide their written consent to amend the Warrant Agreement to convert the private placement warrants in the same manner as the public warrants.

Votes Required

Under the terms of the Warrant Agreement, the affirmative vote of 50% or more of our 12,500,000 outstanding public warrants as of the record date will be required to approve the Warrant Amendment Proposal. Accordingly, a public warrantholder’s failure to vote by proxy or to vote in person (including virtually) at the special meeting of public warrantholders, an abstention from voting or a broker non-vote will have the same effect as a vote “AGAINST” the Warrant Amendment Proposal.

Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the majority of the votes cast by public warrantholders represented in person (including virtually) or by proxy at the special meeting of public warrantholders. Accordingly, abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Warrantholder Adjournment Proposal. Since the Warrantholder Adjournment Proposal is considered a routine matter, brokers will be entitled to vote on the Warrantholder Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Warrantholder Adjournment Proposal.

32

Voting

You can vote your public warrants at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your public warrants for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Richard H. Liem and Steven L. Scheinthal to act as your proxy at the special meeting. One of them will then vote your public warrants at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your public warrants in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your public warrants or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your public warrants. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your public warrants.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your public warrants at the special meeting in the manner you direct. You may vote for or against the Warrant Amendment Proposal and/or the Warrantholder Adjournment Proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All public warrants represented by a proxy will be voted, and where a public warrantholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the public warrants will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the public warrants will be voted “FOR” the Warrant Amendment Proposal and, if presented, “FOR” the Warrantholder Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Public warrantholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to LCA.info@investor.morrowsodali.com.

Public warrantholders who hold their public warrants in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their public warrants to vote their public warrants or obtain a legal proxy from the record holder to vote their public warrants at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company’s Corporate Secretary, at Landcadia Holdings IV, Inc., 1510 West Loop South, Houston, Texas 77027, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same public warrants or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your public warrants are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

33

Attendance at the Special Meeting

Only holders of public warrants as of the record date, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your public warrants or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your public warrants. You must provide a legal proxy from the broker, bank or other nominee holding your public warrants, confirming your beneficial ownership of the public warrants and giving you the right to vote your public warrants.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the public warrantholders at the special meeting. The Company has agreed to pay Morrow a fee of $[●] to assist in the solicitation of proxies for the special meeting of public warrantholders. The Company will also reimburse Morrow for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: LCA.info@investor.morrowsodali.com

Some banks and brokers have customers who beneficially own public warrants listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding public warrants is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting of Public Warrantholders and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the public warrants represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Warrant Ownership

None of the Company’s Sponsors, officers or directors beneficially own public warrants.

34

THE WARRANT AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the Warrant Agreement governing the Company’s warrants, including the 12,500,000 outstanding public warrants, to eliminate the potential dilution from the warrants so that each warrant is converted, upon the consummation of a business combination, into the right to receive $[●] per warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants. Public warrantholders are being asked to approve only those amendments to the Warrant Agreement that relate to the terms of the public warrants. If the Warrant Amendment Proposal is approved, TJF and JUSH, as holders of all of the outstanding private placement warrants, have agreed to provide their written consent to amend the Warrant Agreement to convert the private placement warrants in the same manner as the public warrants. This section of the proxy statement describes the material provisions of the Warrant Amendment, but does not purport to describe all of the terms of the Warrant Amendment. This summary is qualified in its entirety by reference to the amendment to the Warrant Agreement (the “Warrant Agreement Amendment”), a copy of which is attached as Annex B hereto.

Current Terms of the Public Warrants

Each whole public warrant entitles the registered holder to purchase one share of the Company’s common stock at a price of $11.50 per share, subject to adjustment, at any time commencing 30 days after the completion of the Company’s initial business combination. Only a whole public warrant may be exercised at any given time by a public warrantholder. The public warrants expire five years after the date on which the Company completes its initial business combination, at 5:00 p.m., New York time, or earlier upon redemption or liquidation. Once the public warrants become exercisable, the Company may call the public warrants for redemption, in whole and not in part, at a price of $0.01 per public warrant, upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each public warrantholder and if, and only if, the reported closing price of the Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending three trading days before the Company sends the notice of redemption to the public warrantholders. The Company may also call the public warrants for redemption, in whole and not in part, at a price of $0.10 per public warrant, upon notice of not less than a 30-day redemption period provided that holders of public warrants will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares of Class A common stock determined by reference to the table in the Warrant Agreement and if, and only if, the closing price of the Class A common stock equals or exceeds $10.00 per share for any 20 trading days within a 30-trading day period ending three trading days before the Company sends the notice of redemption to the public warrantholders. Public warrantholders should refer to the Company’s IPO prospectus and the actual text of the Warrant Agreement, both of which contain a more complete description of the terms of the public warrants.

The Warrant Conversion

If the Warrant Amendment Proposal is approved, the Warrant Agreement will be amended so that each public warrant is converted, upon the consummation of a business combination, into the right to receive $[●] per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company. For example, if a public warrantholder holds 1,000 public warrants at the time the Company consummates a business combination, such public warrantholder’s 1,000 public warrants would be converted into either the right to receive $[●] in cash or [●] shares of the Company’s common stock (pursuant to the $10.00 per share valuation), at the discretion of the Company.

In addition, if the Warrant Amendment Proposal is approved, TJF and JUSH, as holders of all of the outstanding private placement warrants, have agreed to provide their written consent to amend the Warrant Agreement to convert the private placement warrants in the same manner as the public warrants.

Reasons for the Warrant Amendment Proposal

The Board believes that the amendment of our warrants as provided in the Warrant Amendment Proposal and the Warrant Agreement Amendment set forth as Annex B to this proxy statement will increase the Company’s opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants.

35

Given that a meaningful number of public shares have been and may be redeemed in connection with the Extension Amendment proposed at the special meeting of stockholders, the Board believes that is in the Company’s best interest to eliminate the dilutive impact of the warrants. Otherwise, the Board believes that the number of shares underlying the warrants in proportion to the total capitalization could make the Company unattractive to potential target businesses and investors.

The Board believes that, by eliminating the dilutive impact of the warrants, the Warrant Amendment Proposal will increase the Company’s opportunities and attractiveness to potential target businesses and future investors. If the Extension Amendment Proposal is not approved or the Extension is not implemented, our warrants will expire worthless. If Extension Amendment Proposal is approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, then the warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

In the event the Warrant Amendment Proposal and the Extension Amendment Proposal are approved (and not abandoned), we would enter into the Warrant Agreement Amendment, the form of which is attached to this proxy statement as Annex B. As set forth in such Warrant Agreement Amendment, effective upon consummation of the business combination, all of our warrants, including our public warrants, would be automatically converted into the right to receive $[●] per public warrant payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company. You are encouraged to read the Warrant Agreement Amendment in its entirety.

Required Vote

Under Section 9.8 of the Warrant Agreement, the Warrant Agreement may be amended with the written consent of the registered holders of 50% of the number of the then outstanding public warrants and, solely with respect to any amendment to the terms of the private placement warrants, 50% of the number of the then outstanding private placement warrants. Accordingly, the affirmative vote of 50% or more of the Company’s outstanding public warrants as of the record date will be required to approve the Warrant Amendment Proposal. If the Warrant Amendment Proposal is approved, TJF and JUSH, as holders of all of the outstanding private placement warrants, have agreed to provide their written consent to amend the Warrant Agreement to convert the private placement warrants in the same manner as the public warrants.

36

If the Extension Amendment Proposal does not become effective, our warrants, including our public warrants, will expire worthless. If the Extension Amendment Proposal is approved by the stockholders and the Warrant Amendment Proposal is not approved by the public warrantholders, then the warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Warrant Amendment Proposal is in the best interests of the Company and its public warrantholders. Our Board has approved and declared advisable the adoption of the Warrant Amendment Proposal.

OUR BOARD recommends that YOU VOTe “FOR” the Warrant Amendment Proposal.

37

THE WARRANT ADJOURNMENT PROPOSAL

Overview

The Warrantholder Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting of public warrantholders to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Warrant Amendment Proposal. The Warrantholder Adjournment Proposal will only be presented to our public warrantholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Amendment Proposal.

Consequences if the Warrantholder Adjournment Proposal is Not Approved

If the Warrantholder Adjournment Proposal is not approved by the public warrantholders, our Board may not be able to adjourn the special meeting of public warrantholders to a later date in the event there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Amendment Proposal. If the Extension Amendment Proposal is approved by our stockholders, but the Warrant Amendment Proposal is not approved by the public warrantholders, then the warrants will remain outstanding under the current Warrant Agreement and will not be converted into cash and/or shares of common stock as described above.

Required Vote

Approval of the Warrantholder Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s public warrantholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a public warrantholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Warrantholder Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Warrantholder Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Warrantholder Adjournment Proposal is in the best interests of the Company and its public warrantholders. Our Board has approved and declared advisable the adoption of the Warrantholder Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE WARRANTHOLDER ADJOURNMENT PROPOSAL.

38

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares or public warrants (i) of the Extension Amendment Proposal and the Warrant Amendment Proposal, and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to Holders that hold their public shares or public warrants as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to Holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment Proposal (including any redemption of the public shares in connection therewith) and by the Warrant Amendment Proposal with respect to any public shares and public warrants held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsors, JUSH or their affiliates, our officers or directors, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold public shares through such a partnership or pass-through entity;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale or conversion, integrated or other similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

39

•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares or public warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the status and activities of the partnership. Partnerships holding any public shares or public warrants and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment Proposal, the exercise of their redemption rights with respect to their public shares in connection therewith, the Warrant Amendment Proposal and the conversion of their public warrants.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, proposed, temporary and final Treasury regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL, THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH, THE WARRANT AMENDMENT PROPOSAL AND THE CONVERSION OF PUBLIC WARRANTS. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL, THE EXERCISE OF REDEMPTION RIGHTS, THE WARRANT AMENDMENT PROPOSAL AND THE CONVERSION OF PUBLIC WARRANTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share or public warrant who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect to be treated as a United States person.

Tax Treatment of Redeeming Stockholders

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Gain or Loss on Sale or Other Taxable Disposition of Public Shares and Public Warrants.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Distributions.”

40

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Distributions

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Tax Treatment of Redeeming Stockholders,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such amount will be includable in gross income by such U.S. holder who actually or constructively receives the distribution in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale or Other Taxable Disposition of Public Shares and Public Warrants.”

41

Gain or Loss on Sale or Other Taxable Disposition of Public Shares and Public Warrants

Upon a sale or other taxable disposition of public shares or public warrants (which, in general, would include the conversion of public warrants for the right to receive cash, as described below), a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in the public shares or the public warrants. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition (for example, the amount of cash received in the redemption of public shares treated as a sale or in the conversion of public warrants) and (ii) the U.S. Holder’s adjusted tax basis in its public shares or public warrants so disposed of. A U.S. Holder’s adjusted tax basis in its public shares or public warrants generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or one-fourth of one public warrant) less, in the case of a public share, any prior distributions treated as a return of capital.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Taxation of Conversion of Public Warrants into Right to Receive Cash

The conversion of a U.S Holder’s public warrants into the right to receive cash generally will be treated, for U.S. federal income tax purposes, as such U.S. Holder receiving the cash. The characterization for U.S. federal income tax purposes of such conversion generally will correspond to the U.S. federal income tax treatment of a sale of such U.S. Holder’s public warrants, as described above under the section entitled “— Gain or Loss on Sale or Other Taxable Disposition of Public Shares and Public Warrants.”

Taxation of Conversion of Public Warrants into Right to Receive Public Shares

The conversion of a U.S Holder’s public warrants into the right to receive public shares generally will be treated, for U.S. federal income tax purposes, as such U.S. Holder receiving the public shares. We intend to treat such conversion as a recapitalization for U.S. federal income tax purposes. Under this treatment, the U.S. federal income tax consequences generally should be that the conversion should not result in the recognition of gain or loss by a U.S. Holder, the basis in a public share that the U.S. Holder would receive in such conversion should equal the U.S. Holder’s basis in the public warrants converted into the right to receive the public share, and the holding period for the public share would include the U.S. Holder’s holding period for the public warrants surrendered for the right to receive that public share in the conversion.

However, it is possible that the conversion of public warrants into the right to receive public shares could be treated as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. Holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the public shares received as a result of the conversion and the U.S. Holder’s tax basis in the public warrants surrendered for the right to receive such public shares. In this case, a U.S. Holder tax basis in the public shares would equal the sum of the fair market value of the public shares received. A U.S. Holder’s holding period for the public shares would commence on the date following the date of the conversion (or possibly the date of the conversion) of the public warrant.

42

It is also possible that such conversion could be treated as a cashless exercise of the public warrants. The tax consequences of a cashless exercise of a public warrant are not clear under current tax law. A cashless exercise may not be a taxable event either because the cashless exercise is not a gain realization event or because the cashless exercise is treated as a recapitalization for U.S. federal income tax purposes. In either situation, a U.S. Holder’s basis in the public shares would equal such U.S. Holder’s basis in the public warrant surrendered. It is also possible that a cashless exercise could be treated as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. Holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the public shares received as a result of the conversion and the U.S. Holder’s tax basis in the public warrants surrendered in the conversion. In this case, a U.S. Holder’s tax basis in the public shares received would equal the sum of the fair market value of the public shares received as a result of the conversion.

Due to the absence of authority on the U.S. federal income tax treatment of the a cashless exercise, there can be no assurance which, if any, of the alternative tax consequences would be adopted by the IRS or a court of law. Accordingly, U.S. Holders should consult their tax advisors regarding the tax consequences if the conversion of public warrants is treated as a cashless exercise of the public warrants.

It is also possible that the public shares received by a U.S. Holder of public warrants in a conversion could result in a constructive distribution from the Company. An adjustment to the number of public shares that will be obtained upon the conversion of the public warrants or an adjustment to the amount of cash that will be obtained upon the conversion of the public warrants may be treated as a constructive distribution to a U.S. Holder of such public warrants if, and to the extent that, such adjustment has the effect of increasing such U.S. Holder’s proportionate interest in the Company’s “earnings and profits” or assets, depending on the circumstances of such adjustment, which adjustment may be made as a result of a distribution of cash or other property, such as other securities, to holders of public shares, or as a result of the issuance of a stock dividend to holders of public shares. Such constructive distribution would be subject to tax as described above under the section entitled “— Taxation of Distributions” in the same manner as if the U.S. Holders of the public warrants received a cash distribution from the Company equal to the fair market value of such increased interest.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF THE WARRANT AMENDMENT PROPOSAL AND THE CONVERSION OF PUBLIC WARRANTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares or the conversion of public warrants may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share or public warrant who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

43

Tax Treatment of Redeeming Stockholders

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “ — U.S. Holders — Tax Treatment of Redeeming Stockholders.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Gain on Sale or Other Taxable Disposition of Public Shares and Public Warrants.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Distributions.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “— U.S. Holders — Tax Treatment of Redeeming Stockholders”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Distributions

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “— Gain on Sale or Other Taxable Disposition of Public Shares and Public Warrants.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Gain on Sale or Other Taxable Disposition of Public Shares and Public Warrants” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale or Other Taxable Disposition of Public Shares and Public Warrants

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale or other taxable disposition of public shares, which would include a redemption of public shares that is treated as a sale as described above under “— Tax Treatment of Redeeming Stockholders,” or public warrants, unless:

44

•	the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

•	such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

•	the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury regulations), (i) the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares or (ii) the Non-U.S. holder is disposing of public warrants and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of the total fair market value of public warrants (provided public warrants are considered to be “regularly traded”) at all times within the shorter of the five-year period preceding such disposition of warrants or such Non-U.S. holder’s holding period for such public warrants. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares and warrants, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares and whether the 5% threshold determination with respect to our public warrants must be made with or without reference to the private placement warrants. In addition, special rules may apply in the case of a disposition of public warrants if public shares are considered to be regularly traded, but public warrants are not considered to be regularly traded. The Company can provide no assurance as to our future status as a United States real property holding corporation or as to whether public shares or public warrants will be considered to be regularly traded. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the sale or other taxable disposition of public shares or public warrants will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

45

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Taxation of Conversion of Warrants into Right to Receive Cash

The conversion of a Non-U.S Holder’s public warrants into the right to receive cash generally will be treated, for U.S. federal income tax purposes, as such Non-U.S. Holder receiving the cash. The characterization for U.S. federal income tax purposes of such conversion generally will correspond to the U.S. federal income tax treatment of a sale of such Non-U.S. Holder’s public warrants, as described above under the section entitled “— Gain on Sale or Other Taxable Disposition of Public Shares and Public Warrants.”

Taxation of Conversion of Public Warrants into Right to Receive Public Shares

The U.S. federal income tax treatment of the conversion of a Non-U.S. Holder’s public warrants into the right to receive public shares generally will correspond to the U.S. federal income tax treatment of the conversion of a U.S. Holder’s public warrants into the right to receive public shares, as described above under the section entitled “— U.S. Holders — Taxation of Conversion of Public Warrants into Right to Receive Public Shares,” although to the extent such conversion results in a taxable exchange, the consequences would be similar to those described above under the section entitled “— Non-U.S. Holders — Gain on Sale or Other Taxable Disposition of Public Warrants.”

ALL NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF THE WARRANT AMENDMENT PROPOSAL AND THE CONVERSION OF PUBLIC WARRANTS.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares and the proceeds from the conversion of public warrants. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury regulations are not final, taxpayers generally may rely on them until final Treasury regulations are issued. However, there can be no assurance that final Treasury regulations will provide the same exceptions from FATCA withholding as the proposed Treasury regulations.

46

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY STOCKHOLDER. THE COMPANY ONCE AGAIN URGES YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE EXTENSION AMENDMENT PROPOSAL, THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH, THE WARRANT AMENDMENT PROPOSAL AND THE CONVERSION OF PUBLIC WARRANTS.

47

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of [●], 2023, the record date of the special meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 13,857,537 shares of common stock issued and outstanding as of [●], 2023, consisting of 1,357,537 shares of Class A common stock and 12,500,000 founder shares.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES CLASS A COMMON STOCK BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING SHARES OF CLASS A COMMON STOCK	NUMBER OF SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED(2)	APPROXIMATE PERCENTAGE OF OUTSTANDING SHARES OF CLASS B COMMON STOCK	APPROXIMATE PERCENTAGE OF OUTSTANDING SHARES OF COMMON STOCK
Tilman J. Fertitta(2)	—	—	—	—	—
Richard Handler	—	—	—	—	—
Richard H. Liem	—	—	—	—	—
Steven L. Scheinthal	—	—	—	—	—
Nicholas Daraviras	—	—	—	—	—
Scott Kelly	—	—	—	—	—
Donna Cornell	—	—	—	—	—
Michael S. Chadwick	—	—	—	—	—
All officers and directors as a group (eight individuals)	—	—	—	—	—
Holders of more than 5% of the Company’s outstanding shares of common stock
TJF, LLC(2)	—	—	6,250,000	50.0%	45.1%
Jefferies US Holdings LLC(3)	—	—	6,250,000	50.0%	45.1%
SZOP Multistrat LP(4)	72,401	5.3%	—	—	*

* Less than 1%.

(1)	This table is based on 13,857,537 shares of common stock outstanding at [●], 2023, of which 1,357,537 were Class A common stock and 12,500,000 were founder shares. Unless otherwise noted, the business address of each of the following entities or individuals is c/o Landcadia Holdings IV, Inc., 1510 West Loop South, Houston, Texas 77027.

(2)	TJF, LLC is the record holder of the shares reported herein. Interests shown consist solely of founder shares. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. Amounts exclude 4,166,666 shares underlying private placement warrants that will not become exercisable within 60 days of the date hereof. Tilman J. Fertitta owns and controls TJF, LLC and has voting and dispositive control over the shares held by TJF, LLC.

48

(3)	Jefferies US Holdings LLC, or JUSH, is the record holder of the shares reported herein. Amounts consist of 6,250,000 founder shares directly owned by JUSH, which are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. Amount excludes 4,166,667 shares underlying private placement warrants held by JUSH that are not deemed exercisable within 60 days of the date hereof. Jefferies US Holdings LLC is a wholly-owned subsidiary of Jefferies Group LLC, which itself is a wholly-owned subsidiary of Jefferies Financial Group Inc. Jefferies Financial Group Inc., is a widely-held public company. The principal business address of Jefferies Financial Group Inc. is 520 Madison Avenue, New York, New York 10022.

(4)	According to a Schedule 13G filed on July 6, 2023, the shares of Class A common stock reported herein are held by are held by SZOP Multistrat LP (the “Fund”). SZOP Multistrat Management LLC (the “Manager”) serves as the investment manager to the Fund. Antonio Ruiz-Gimenez and Kerry Propper serve as managing members of the Manager (all of the foregoing, collectively, the “Reporting Persons”). The Reporting Persons may be deemed to have shared voting and dispositive power with respect to the shares of Class A common stock owned by the Fund. The address of the principal business office of the Reporting Persons is 17 State Street, Suite 2130, New York, NY 10004.

TJF and JUSH beneficially own 90.2% of the issued and outstanding shares of our common stock. Because of this ownership block, the holders of our founder shares may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including the Extension Amendment Proposal and approval of significant corporate transactions, including approval of our initial business combination.

The holders of the founder shares have agreed (A) to vote any shares owned by them in favor of any proposed initial business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination.

On August 13, 2020, JFG purchased 100% of the membership interest in the Company for $1,000. On January 28, 2021, the Company was converted from a limited liability company to a corporation and issued 5,727,000 founder shares in lieu of membership rights to its member. Then on February 2, 2021, the Company completed a 1:1.25 stock split of all the founder shares, resulting in total shares issued and outstanding of 7,187,500, all owned by JFG. On February 5, 2021, we issued 7,187,500 founder shares to TJF for $10,000. The total number of authorized shares of all classes of capital stock is 301,000,000, of which 240,000,000 shares are Class A common stock at par value $0.0001 per share; 60,000,000 shares are Class B common stock at par value $0.0001 per share; and 1,000,000 shares are preferred stock at par value $0.0001 per share. An aggregate of 1,875,000 founder shares were forfeited because the underwriters did not exercise their over-allotment option.

In connection with the consummation of the IPO, our Sponsors purchased an aggregate of 8,333,333 private placement warrants at a price of $1.50 per warrant (a purchase price of $12,500,000) in a private placement. Each private placement warrant entitles the holder to purchase of one share of Class A common stock at a price of $11.50 per share.

On December 1, 2021, JFG contributed all 6,250,000 founder shares and 4,166,666 private placement warrants held by it to Jefferies Group LLC, a wholly-owned subsidiary of JFG. Immediately thereafter, Jefferies Group LLC contributed all 6,250,000 founder shares and 4,166,666 private placement warrants to JUSH, a wholly owned subsidiary of Jefferies Group LLC. As of the record date, JUSH and TJF each owned 6,250,000 founder shares and 4,166,666 private placement warrants.

On May 10, 2021, the Company issued unsecured, convertible promissory notes (the “Convertible Notes”) to both TJF and JFG, pursuant to which the Company could borrow up to $750,000 from each of TJF and JFG, or an aggregate of $1,500,000, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. On December 1, 2021, JFG assigned all of its rights and obligations under the Convertible Notes to Jefferies Group LLC, and Jefferies Group LLC immediately transferred all of its rights and obligations under the Convertible Notes to JUSH. On July 22, 2022, the Company, TJF and JUSH amended and restated the Convertible Notes to increase the maximum amount the Company may borrow from each of TJF and JUSH to $1,000,000, or an aggregate of $2,000,000. On March 28, 2023, the Company, TJF and JUSH further amended and restated the Convertible Notes to increase the maximum amount the Company may borrow from each of TJF and JUST to $1,250,000, or an aggregate of $2,500,000 (the Convertible Notes, as amended and restated, the “A&R Convertible Notes”). All unpaid principal under the A&R Convertible Notes will be due and payable in full on the earlier of (i) September 29, 2023 and (ii) the effective date of a business combination (such earlier date, the “Maturity Date”). TJF and JUSH each have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under their respective A&R Convertible Note, up to an aggregate amount of $1,500,000, into warrants to purchase shares of the Company’s Class A common stock, at a conversion price of $1.50 per warrant, with each warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. As of June 30, 2023, the Company had borrowed $986,856 from each of TJF and JUSH, or $1,973,712 in the aggregate, under the A&R Convertible Notes. If the Extension Amendment is implemented, the Company, TJF and JUSH intend to amend the A&R Convertible Notes to extend the Maturity Date to the earlier of (i) March 24, 2024 and (ii) the effective date of a business combination.

Our Sponsors and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Executive Officers” for additional information regarding our relationships with our promoters.

Changes in Control

None.

49

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

We anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its office at 299 Park Avenue, 21st Floor, New York, New York 10171 no later than September 23, 2023.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be received by us no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Accordingly, for our 2023 annual meeting, assuming the meeting is held on or about December 22, 2023, notice of a nomination or proposal must be delivered to us no later than September 23, 2023 and no earlier than August 24, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairmen of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 1510 West Loop South, Houston, Texas 77027, (713) 850-1010, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Stockholder Adjournment Proposal by contacting us at the following address or telephone number:

Landcadia Holdings IV, Inc.
1510 West Loop South
Houston, Texas 77027
Telephone: (713) 850-1010

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Tel: (800) 662-5200 or
(203) 658-9400 (banks and brokers can call collect)
Email: LCA.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●], 2023 (one week prior to the date of the special meeting).

50

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LANDCADIA HOLDINGS IV, INC.

Landcadia Holdings IV, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.   The name of the Corporation is Landcadia Holdings IV, Inc.

2.   The Corporation was initially formed as JFG Holding I LLC (the “LLC”), a Delaware limited liability company, on August 13, 2020.

3.   On January 28, 2021, the LLC filed a Certificate of Conversion with the Delaware Secretary of State for purposes of converting the LLC to a corporation.

4.   A certificate of incorporation of the Corporation was simultaneously filed with the Secretary of State of the State of Delaware on January 28, 2021 (the “Original Certificate”).

5.   An amended and restated certificate of incorporation, which amended the Original Certificate, was filed with the Secretary of State of the State of Delaware on February 5, 2021 (the “Amended and Restated Certificate”).

6.   A second amended and restated certificate of incorporation, which amended the Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on March 25, 2021.

7.   The second amended and restated certificate of incorporation was corrected by a certificate of correction filed with the Secretary of State of the State of Delaware on April 13, 2022.

8. The second amended and restated certificate, as corrected, was amended on December 29, 2022 (the second amended and restated certificate of incorporation, as corrected and amended, the “Second Amended and Restated Certificate”).

9.   This amendment (this “Amendment”) to the Second Amended and Restated Certificate amends the Second Amended and Restated Certificate.

10.   This Amendment to the Second Amended and Restated Certificate was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock in regards to the amendments to ARTICLE IX of the Second Amended and Restated Certificate and duly adopted by the affirmative vote of both (x) a majority of the holders of outstanding common stock voting together as a single class and (y) a majority of the outstanding Class B common stock voting as a separate class vote in regards to the amendment to Section 4.3(b)(i) at a meeting of stockholders in accordance with the Second Amended and Restated Certificate of Incorporation and the provisions of Section 242 the DGCL.

11. The text of Section 4.3(b)(i) of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time at the election of holder of such shares of Class B Common Stock and (B) automatically on the closing of the Business Combination.”

12.   The text of Section 9.1(b) of Article IX of the Second Amended and Restated Certificate is hereby amended and restated to read in its entirety as follows:

“(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 12, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 36 months from the effective date of the Registration Statement and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Second Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holder is a Sponsor or officer or director of the Corporation, or affiliate of any of the foregoing) are referred to herein as “Public Stockholders.”

13.        The Redemption Limitation shall be removed from the Second Amended and Restated Certificate as follows:

        a.       The text of Section 9.2(a) of the Second Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

        b.       The text of Section 9.2(e) of the Second Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

        c.       Section 9.2(f) of the Second Amended and Restated Certificate shall be deleted in its entirety.

14.   The text of Section 9.2(d) of Article IX of the Second Amended and Restated Certificate is hereby amended and restated to read in its entirety as follows:

“(d)   In the event that the Corporation has not consummated an initial Business Combination within 36 months from the effective date of the Registration Statement, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

15.   The text of Section 9.7 of Article IX of the Second Amended and Restated Certificate is hereby amended and restated to read in its entirety as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Second Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 36 months from the effective date of the Registration Statement or (b) with respect to any other material provisions of this Second Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [•] day of [•], 2023.

Steven L. Scheinthal

ANNEX B

FORM OF AMENDMENT NO. 1 TO WARRANT AGREEMENT

THIS AMENDMENT NO. 1 TO THE WARRANT AGREEMENT (this “Amendment”) is made as of [●], 2023, by and between Landcadia Holdings IV, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Warrant Agreement (as defined below).

WHEREAS, on March 29, 2021, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one-fourth of one Public Warrant (as defined below) and, in connection therewith, issued and delivered up to 12,500,000 warrants to public investors in the Offering (the “Public Warrants”);

WHEREAS, on March 24, 2021, the Company entered into that certain Private Placement Warrants Purchase Agreement with Jefferies Financial Group Inc., a New York corporation and TJF, LLC, a Delaware limited liability company (collectively, the “Sponsors”), pursuant to which the Sponsors purchased an aggregate of 8,333,333 warrants simultaneously with the closing of the Offering (the “Private Placement Warrants”);

WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement, dated as of March 24, 2021 (the “Warrant Agreement”), which governs the Warrants;

WHEREAS, the Company and the Warrant Agent seek to amend the Warrant Agreement to provide that the Warrants, upon the consummation of an initial Business Combination, automatically convert into $[●] per Warrant, payable in cash or shares of Common Stock (valued at $10.00 per share), at the discretion of the Company; and

WHEREAS, pursuant to Section 9.8 of the Warrant Agreement, the Company has obtained the consent to this Amendment from at least 50% of the Registered Holders of the outstanding Public Warrants and, solely with respect to any amendment to the terms of the Private Placement Warrants, 50% of Registered Holders of the outstanding Private Placement Warrants.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Amendment of Warrant Agreement.

(a)       A new Section 6.6 is added to the Warrant Agreement as follows:

“6.6  Mandatory Exchange of Warrants upon Consummation of a Business Combination.   Notwithstanding anything to the contrary in this Agreement, not less than all of the outstanding Warrants shall be automatically converted upon the consummation of a Business Combination (the “Warrant Conversion Date”), into the right to receive $[●] per Warrant (the “Business Combination Redemption Price”), payable in cash or shares of Common Stock (valued at $10.00 per share), at the option of the Company. On and after the Warrant Conversion Date, the record holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrants to the Warrant Agent, the Business Combination Redemption Price.”

2.       Miscellaneous Provisions.

(a)       Successors.  All the covenants and provisions of this Amendment by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their permitted respective successors and assigns.

(b)       Severability.  This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(c)       Applicable Law.  The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

(d)       Counterparts.  This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

(e)       Effect of Headings.  The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

(f)       Entire Agreement.  The Warrant Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LANDCADIA HOLDINGS IV, INC.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

Preliminary Proxy Card - Subject to Completion

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

LANDCADIA HOLDINGS IV, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard H. Liem and Steven L. Scheinthal (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Landcadia Holdings IV, Inc. (the “Company”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company, to be held on [●], 2023 at [●] a.m. Eastern Time, virtually over the internet at https://www.cstproxy.com/[●] (the “Special Meeting of Stockholders”), and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2023

The Notice of Special Meeting of Stockholders and the accompanying proxy statement are available at: https://www.cstproxy.com/[●]

LANDCADIA HOLDINGS IV, INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

1.	To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation, as amended (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from September 29, 2023 (the date which is 30 months from the closing date of the Company’s initial public offering (the “IPO”) of our units (the “units”) (such date, the “Current Outside Date”)) to March 24, 2024 (the date which is 36 months from the effective date of its IPO registration statement (such date, the “Extended Date”)) (the “Extension Amendment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To amend (the “Redemption Limitation Amendment”) the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To amend (the “Founder Share Amendment”) the charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (the “founder shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (the “public shares” or “Class A common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To approve the adjournment of the special meeting of stockholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the other proposals or if we determine that additional time is necessary to effectuate the Extension (the “Stockholder Adjournment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: , 2023

Signature

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the above signed stockholder(s). If no direction is made, this proxy will be voted FOR all of Proposal 1, Proposal 2, Proposal 3 and Proposal 4. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.

Preliminary Proxy Card - Subject to Completion

FOR THE SPECIAL MEETING OF PUBLIC WARRANTHOLDERS OF

LANDCADIA HOLDINGS IV, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard H. Liem and Steven L. Scheinthal (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the public warrants of Landcadia Holdings IV, Inc. (the “Company”), a Delaware corporation, that the undersigned is entitled to vote (the “Public Warrants”) at the special meeting of public warrantholders of the Company, to be held on [●], 2023 at [●] a.m. Eastern Time, virtually over the internet at https://www.cstproxy.com/[●] (the “Special Meeting of Public Warrantholders”), and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE PUBLIC WARRANTS REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PUBLIC WARRANTHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Public Warrantholders to be held on [●], 2023

The Notice of Special Meeting of Public Warrantholders and the accompanying proxy statement are available at: https://www.cstproxy.com/[●]

LANDCADIA HOLDINGS IV, INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.

1.	To approve an amendment to the Warrant Agreement, dated as of March 24, 2021 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide for the conversion, upon the consummation of a business combination, of all of the 12,500,000 outstanding warrants (the “public warrants”) issued as part of the units (the “units”) in the Company’s initial public offering (the “IPO”) into the right to receive $[●] per public warrant, payable in cash or shares of the Company’s common stock (valued at $10.00 per share), at the discretion of the Company, which the Company believes will increase the Company’s strategic opportunities and attractiveness to potential target businesses and future investors by eliminating the dilutive impact of the warrants (the “Warrant Amendment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve the adjournment of the special meeting of public warrantholders to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve, or otherwise in connection with, the Warrant Amendment Proposal or if we determine that additional time is necessary to approve the Warrant Amendment Proposal (the “Warrantholder Adjournment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: , 2023

Signature

(Signature if held Jointly)

When Public Warrant are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Public Warrants represented by the proxy, when properly executed, will be voted in the manner directed herein by the above signed public warrantholder(s). If no direction is made, this proxy will be voted FOR both Proposal 1 and Proposal 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.